Fees Summary	Dec. 19, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,630.75
Total Transaction Valuation	82,500,000.00
Total Offset Amount	0.00
Net Fee	$ 12,630.75